Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Deutsche DWS Investment Trust (formerly Deutsche Investment Trust) of our report dated November 20, 2018, relating to the financial statements and financial highlights, which appears in DWS Capital Growth Fund’s (formerly Deutsche Capital Growth Fund) Annual Report on Form N-CSR for the year ended September 30, 2018. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

January 22, 2019

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Deutsche DWS Investment Trust (formerly Deutsche Investment Trust) of our report dated November 20, 2018, relating to the financial statements and financial highlights, which appears in DWS Core Equity Fund’s (formerly Deutsche Core Equity Fund) Annual Report on Form N-CSR for the year ended September 30, 2018. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

January 22, 2019

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Deutsche DWS Investment Trust (formerly Deutsche Investment Trust) of our report dated November 20, 2018, relating to the financial statements and financial highlights, which appears in DWS CROCI ® U.S. Fund’s (formerly Deutsche CROCI ® U.S. Fund) Annual Report on Form N-CSR for the year ended September 30, 2018. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

January 22, 2019

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Deutsche DWS Investment Trust (formerly Deutsche Investment Trust) of our report dated November 20, 2018, relating to the financial statements and financial highlights, which appears in DWS Small Cap Core Fund’s (formerly Deutsche Small Cap Core Fund) Annual Report on Form N-CSR for the year ended September 30, 2018. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

January 22, 2019

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Deutsche DWS Investment Trust (formerly Deutsche Investment Trust) of our report dated November 20, 2018, relating to the financial statements and financial highlights, which appears in DWS Small Cap Growth Fund’s (formerly Deutsche Small Cap Growth Fund) Annual Report on Form N-CSR for the year ended September 30, 2018. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

January 22, 2019